SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 29, 2004


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                  1-04721                   48-0457967
(State of Incorporation)  (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                66251
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code          (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)



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Item 7.  Financial Statements and Exhibits

     Exhibits

     99.  Press Release announcing decision to recombine tracking stocks.

Item 12.  Results of Operations and Financial Condition

     Press Release. On February 29, 2004, the registrant ("Sprint") announced that its board of directors had decided to recombine its PCS common stock and its FON common stock and return to a single stock. The press release is furnished as Exhibit 99.




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION


Date:  March 1, 2004               By: /s/ Michael T. Hyde
                                       Michael T. Hyde, Assistant Secretary

















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                                  EXHIBIT INDEX


Exhibit
Number    Description                                                 Page

   99.    Press Release announcing decision to recombine tracking stocks.
























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